Filed under Rules 497(e) and 497(k)

Registration No. 333-08653

SEASONS SERIES TRUST

SA T. Rowe Price Growth Stock Portfolio

(the “Portfolio”)

Supplement dated October 24, 2023, to the Portfolio’s

Summary Prospectus, Prospectus and Statement of Additional Information, each dated

July 28, 2023, as supplemented and amended to date

At a meeting held on October 12, 2023, the Board of Trustees of Seasons Series Trust (the “Trust”) approved an advisory fee waiver agreement (the “Fee Waiver Agreement”) between SunAmerica Asset Management, LLC (“SunAmerica”) and the Trust, on behalf of the Portfolio. The Fee Waiver Agreement will be effective on November 1, 2023.

Pursuant to the Fee Waiver Agreement, SunAmerica is contractually obligated to waive a portion of its advisory fee with respect to the Portfolio so that the net advisory fee rate payable by the Portfolio to SunAmerica under the Investment Advisory and Management Agreement with the Trust is equal to 0.80% of the Portfolio’s average daily net assets on the first $250 million, 0.75% of the Portfolio’s average daily net assets on the next $250 million and 0.70% of the Portfolio’s average daily net assets over $500 million. The Fee Waiver Agreement will continue in effect through July 31, 2025. In addition, the Fee Waiver Agreement will automatically terminate upon the termination of the Investment Advisory and Management Agreement with respect to the Portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-812546-TRP1.1 (10/23)